                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  PALOGIC VALUE FUND, L.P.

    Item                                Information

    Name:                               Palogic Value Fund, L.P.

    Address:                            5310 Harvest Hill Road, Suite 110,
                                        Dallas, TX 75230

    Designated Filer:                   Palogic Capital Management, LLC

    Date of Event Requiring
    Statement (Month/Day/Year):         November 13, 2019

    Issuer Name and Ticker or
    Trading Symbol:                     BSQUARE Corporation [BSQR]

    Relationship of Reporting
    Person(s) to Issuer:                Member of 10% Group

    If Amendment, Date Original
    Filed (Month/Day/Year):             Not Applicable

    Individual or Joint/Group Filing:   Form filed by More than One Reporting
                                        Person

    Signature:
                                        By:      Palogic Value Management, L.P.
                                        Its:     General Partner

                                        By:      Palogic Capital Management, LLC
                                        Its:     General Partner

                                        By:      /s/ Ryan L. Vardeman
                                                 -------------------------------
                                        Name:    Ryan L. Vardeman
                                        Title:   Sole Member
                                        Date:    November 21, 2019

2.  PALOGIC VALUE MANAGEMENT, L.P.

    Item                                Information

    Name:                               Palogic Value Management, L.P.

    Address:                            5310 Harvest Hill Road, Suite 110,
                                        Dallas, TX 75230

    Designated Filer:                   Palogic Capital Management, LLC

    Date of Event Requiring
    Statement (Month/Day/Year):         November 13, 2019

    Issuer Name and Ticker or
    Trading Symbol:                     BSQUARE Corporation [BSQR]

    Relationship of Reporting
    Person(s) to Issuer:                Member of 10% Group

    If Amendment, Date Original
    Filed (Month/Day/Year):             Not Applicable

    Individual or Joint/Group Filing:   Form filed by More than One Reporting
                                        Person

    Signature:
                                        By:      Palogic Capital Management, LLC
                                        Its:     General Partner

                                        By:      /s/ Ryan L. Vardeman
                                                 -------------------------------
                                        Name:    Ryan L. Vardeman
                                        Title:   Sole Member
                                        Date:    November 21, 2019